MFS VARIABLE INSURANCE TRUST II

                           CERTIFICATION OF AMENDMENT
                           TO THE DECLARATION OF TRUST


                              TERMINATION OF SERIES


      Pursuant  to  Section  9.2(b)  of  the Amended and Restated Declaration of

Trust, dated August 12, 2003, as amended (the  "Declaration"),  of  MFS Variable

Insurance   Trust  II,  a  business  trust  organized  under  the  laws  of  The

Commonwealth  of  Massachusetts  (the  "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, hereby  certify  that  MFS  New Discovery

Portfolio, a series of the Trust, has been terminated.




IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of October 15, 2014 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.



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|STEVEN E. BULLER                     |
|Steven E. Buller                     |
|c/o MFS Investment Management        |
|111 Huntington AvenueBoston, MA 02199|
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|                                     |
|                                     |
|ROBERT E. BUTLER                     |
|Robert E. Butler                     |
|c/o MFS Investment Management        |
|111 Huntington Avenue                |
|Boston, MA 02199                     |
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|                                     |
|                                     |
|MAUREEN R. GOLDFARB                  |
|Maureen R. Goldfarb                  |
|c/o MFS Investment Management        |
|111 Huntington Avenue                |
|Boston, MA 02199                     |
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|                                     |
|                                     |
|DAVID H. GUNNING                     |
|PersonNameDavid H. Gunning           |
|c/o MFS Investment Management        |
|111 Huntington Avenue                |
|Boston, MA 02199                     |
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|                                     |
|                                     |
|WILLIAM  R. GUTOW                    |
|PersonNameWilliam R. Gutow           |
|c/o MFS Investment Management        |
|111 Huntington Avenue                |
|Boston, MA 02199                     |
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|                                     |
|                                     |
|MICHAEL HEGARTY                      |
|Michael Hegarty                      |
|c/o MFS Investment Management        |
|111 Huntington Avenue                |
|Boston, MA 02199                     |
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JOHN P. KAVANAUGH
John P. Kavanaugh
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199